Exhibit 32.1

Certification of the President and Chief Executive Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Peter A. Leav, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Polycom, Inc. on Form 10-Q for the three months ended September 30, 2014 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Polycom, Inc.

October 30, 2014	By:	/s/ PETER A. LEAV
	Name:	Peter A. Leav
	Title:	President and Chief Executive Officer

Certification of the Chief Financial Officer, Executive Vice President, and Chief Accounting Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Laura J. Durr, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Polycom, Inc. on Form 10-Q for the three months ended September 30, 2014 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Polycom, Inc.

October 30, 2014	By:	/s/ LAURA J. DURR
	Name:	Laura J. Durr
	Title:	Chief Financial Officer, Executive Vice President, and Chief Accounting Officer